UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

August 4, 2009

Rosetta Stone Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34283	043837082
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1919 North Lynn St., 7th Fl, Arlington, Virginia

(Address of principal executive offices, including zip code)

800-788-0822

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On July 30, 2009, Rosetta Stone Inc. announced its financial results for the fiscal second quarter ended June 30, 2009. In a Form 8-K dated July 30, 2009, a copy of the press release was furnished as Exhibit 99.1.  On July 30, 2009, the Company hosted a conference call on its financial results for its fiscal quarter ended June 30, 2009, and made the call available to listeners by webcast.  A transcript of the conference call is hereto as Exhibit 99.1.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including the exhibit, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.  In addition, the transcript furnished as an exhibit to this report is subject to “safe harbor” language pursuant to the Private Securities Litigation Reform Act of 1995, indicating that certain statements about Rosetta Stone’s business contained in the transcript are “forward-looking” rather than “historic.”

Item 9.01. Financial Statements and Exhibits.

(d)           Exhibits.

99.1         Transcript of webcast conference call hosted by Rosetta Stone Inc. on June 30, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 4, 2009

By:	/s/ Michael C. Wu
	Name:	Michael C. Wu
	Title:	General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Transcript of webcast conference call hosted by Rosetta Stone Inc. on June 30, 2009.